December 11, 2020 Exhibit 10.1

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 2 8 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF OPIANT PHARMACEUTICALS, INC 1530943 (A) (B) (C) (D) (E) (F) HHSO100201800029C/P00005 $6,471,230.00. The contract overall value is increased by $3,500,000.00 from $4,590,280.00 to $8,090,280.00. The period of performance end date for the Base period is December 20, 2021. UNCHANGED December 20, 2021. UNCHANGED 5 3,500,000.00 The period of performance end date for Option One (1) is Appr. Yr.: 2021 CAN: 1992021 Object Class: 25106 Period of Performance: 09/19/2018 to 12/20/2021 Add Item 5 as follows: ASPR-21-00287 -- Supplemental funding for Option 1 to Opiant Pharmaceuticals for the development of Intranasal Nalmafene under contract HHSO100201800029C Obligated Amount: $3,500,000.00 All other terms and conditions remain UNCHANGED. Additional Pages "Intentionally Omitted". NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110 Exhibit 10.1